UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2005
FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-50307 (Commission File Number)	13-3711155 (IRS Employer Identification No.)

7005 Southfront Road, Livermore, CA	94551

(Address of principal executive offices)	(Zip Code)
(925) 290-4000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
SIGNATURE

Item 7.01. Regulation FD Disclosure.
     On August 8, 2005, FormFactor, Inc., entered into a Purchase Agreement — Capital Equipment and Services (“Purchase Agreement”) with Intel Corporation under which FormFactor may sell its wafer probe cards and related services on a purchase order basis. The Purchase Agreement replaces the Intel Corporation Purchase Agreement — Capital Equipment and Services dated January 8, 2001, by and between FormFactor and Intel, as amended, which expired by its terms on August 8, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.
Date: August 11, 2005	By:	/s/ STUART LOWELL MERKADEAU
Stuart Lowell Merkadeau
Senior Vice President, General Counsel and Secretary